Mutual Funds	Supplement

SUPPLEMENT NO. 1
dated March 1, 2025, to the Statement of Additional Information (“SAI”) dated March 1, 2025 and August 1, 2024, as supplemented through March 1, 2025

Jean Lin will retire from Nuveen on April 1, 2025. Ms. Lin will continue to serve as a portfolio manager of the Nuveen High Yield Fund until that time. Therefore, effective April 1, 2025, all references to Ms. Lin will be removed from the Fund’s portfolio management team disclosure in the SAI.

Kevin R. Lorenz will retire from Nuveen on July 1, 2025. He will continue to serve as a portfolio manager of the Nuveen Core Plus Bond Fund and the Nuveen High Yield Fund until that time. Therefore, effective July 1, 2025, all references to Mr. Lorenz will be removed from the Funds’ portfolio management team disclosure in the SAI.

MGN-TCFSAI-0325P